GOODWILL	12 Months Ended
Dec. 31, 2019
GOODWILL
GOODWILL

8 Goodwill

Accounting policy

Goodwill is not amortised but is reviewed for impairment annually. Goodwill is allocated to the cash-generating unit (CGU) that is expected to benefit from the acquisition. The goodwill is tested annually for impairment by comparing the recoverable amount to the carrying value of the CGUs. The CGUs identified by management are at the aggregated product franchise levels of Orthopaedics, Sports Medicine & ENT and Advanced Wound Management, in the way the core assets are used to generate cash flows.

If the recoverable amount of the CGU is less than its carrying amount then an impairment loss is determined to have occurred. Any impairment losses that arise are recognised immediately in the income statement and are allocated first to reduce the carrying amount of goodwill and then to the carrying amounts of the other assets of the CGU.

In carrying out impairment reviews of goodwill a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ, or changes in expectations arise, impairment charges may be required which would adversely impact operating results.

		2019	2018
	Notes	$ million	$ million
Cost and net book value
At 1 January		2,337	2,371
Exchange adjustment		11	(34)
Acquisitions	21	441	–
At 31 December		2,789	2,337

Management has identified four CGUs in applying the provisions of IAS 36 Impairment of Assets: Orthopaedics, Sports Medicine & ENT, Advanced Wound Care & Devices and Bioactives. The names of the CGUs have been updated to align with the new global franchise structure with the Other Surgical Business CGU being renamed to the Sports Medicine & ENT CGU.

For the purpose of goodwill impairment testing, the Advanced Wound Care & Devices and Bioactives CGUs have been aggregated (Advanced Wound Management), as this is the level at which goodwill is monitored and level at which the economic benefits relating to the goodwill within these CGUs is realised.

Goodwill is allocated to the Group’s CGUs as follows:

	2019	2018
	$ million	$ million
Orthopaedics	787	727
Sports Medicine & ENT	1,364	1,313
Advanced Wound Management	638	297
	2,789	2,337

Impairment reviews were performed as of September 2019 and September 2018 by comparing the recoverable amount of each CGU with its carrying amount, including goodwill. These were updated during December, taking into account any significant events that occurred between September and December.

For each CGU, the recoverable amounts are based on value-in-use which is calculated from pre-tax cash flow projections for three years using data from the Group’s budget and strategic planning process, the results of which are reviewed and approved by the Board. These projections exclude any estimated future cash inflows or outflows expected to arise from future restructurings. The three-year period is in-line with the Group’s strategic planning process. In determining the growth rates used in the calculations of the value-in-use, management considered annual revenue growth. Projections are based on anticipated volume and value growth in the markets served by the Group and assumptions as to market share movements. Each year the projections for the previous year are compared to actual results and variances are factored into the assumptions used in the current year.

The discount rates used in the value-in-use calculations reflect management’s assessment of risks specific to the assets of each CGU.

8.1 Orthopaedics CGU

The cash flows used in the value-in-use calculation for the Orthopaedics CGU, which includes the Reconstruction and Trauma businesses, reflects management’s distinctive orthopaedic reconstruction strategy, which combines cutting edge innovation, disruptive business models and a strong Emerging Markets platform to drive our performance.

Revenue growth rates for the three-year period ranged up to 7.0% (2018: up to 4.5%) for the various components of the Orthopaedics CGU. The average growth rate used to extrapolate the cash flows beyond the three-year period in calculating the terminal value is 2.0% (2018: 2.0%). The pre-tax discount rate used in the Orthopaedics CGU value-in-use calculation reflects the geographical mix and is 9.5% (2018: 9.6%).

8.2 Sports Medicine & ENT CGU

The value-in-use calculation for the Sports Medicine & ENT CGU reflects growth rates and cash flows consistent with management’s strategy to rebalance Smith+Nephew towards higher growth areas such as Sports Medicine.

Revenue growth rates for the three-year period ranged up to 6.2% (2018: up to 4.7%) for the various components of the Sports Medicine & ENTs CGU. The weighted average growth rate used to extrapolate the cash flows beyond the three-year period in calculating the terminal value is 2.0% (2018: 2.0%). The pre-tax discount rate used in the Sports Medicine & ENT CGU value-in-use calculation reflects the geographical mix of the revenues and is 9.5% (2018: 9.6%).

8.3 Advanced Wound Management CGU

The aggregated Advanced Wound Management CGU comprises the Advanced Wound Care & Devices and Bioactives CGUs.

In performing the value-in-use calculation for this combined CGU, management considered the Group’s focus across the wound product franchises, focusing on widening access to the customer, the higher added value sectors of healing chronic wounds and tissue repair using bioactives, and by continuing to improve efficiency.

Revenue growth rates for the three-year period ranged up to 5.1% (2018: up to 4.2%) for the various components of the Advanced Wound Management CGU. The weighted average growth rate used to extrapolate the cash flows beyond the three-year period in calculating the terminal value is 2.0% (2018: 2.0%). The pre-tax discount rate used in the Advanced Wound Management CGU value-in-use calculation reflects the geographical mix and industry sector and is 9.5% (2018: 9.6%).

8.4 Sensitivity to changes in assumptions used in value-in-use calculations

The calculations of value-in-use for the identified CGUs are most sensitive to changes in discount and growth rates. Management’s consideration of these sensitivities is set out below:

Growth of market and market share – management has considered the impact of a variance in market growth and market share. The value‑in‑use calculations shows that if the assumed long-term growth rates were reduced to nil, the recoverable amount of each CGU would still be greater than its carrying value.

Discount rate – management has considered the impact of an increase in the discount rate applied to the value-in-use calculations. This sensitivity analysis shows that for the recoverable amount of each CGU to be less than its carrying value, the discount rate would have to be increased to 19.0% for the Orthopaedics CGU, 16.4% for the Sports Medicine & ENT CGU and 15.9% for the Advanced Wound Management CGU. Such increases in discount rates are not considered to be reasonably possible.